                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):           February 15, 1995
                                                  -----------------------------


                              Best Lock Corporation
- - -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
- - -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




               0-1491                                  35-1092570
- - ---------------------------------       ---------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)




                  P.O. Box 50444, Indianapolis, Indiana  46250
- - -------------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)




                                 (317) 849-2250
- - -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)
- - -------------------------------------------------------------------------------







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Item 2.  Acquisition or Disposition of Assets.


     On February 15, 1995, the Registrant purchased an eighty-seven percent (87%) non-voting partnership interest in Best Lock Partnership, a newly formed Indiana general partnership (the "Partnership") for the total consideration of $5,582,625.59. This acquisition was made in two steps. First, on February 15, 1995, the Registrant acquired an eighty-four and one-half percent (84.5%) interest in the Partnership by purchasing non-voting interests in the Partnership from the following persons for the following amounts:


          Best Lock Partnership                        Purchase
          (Non-Voting Interest)                          Price
          ------------------------------------------------------------
               Robert W. Best                          $    250,323.45
               Denise Best                                   31,223.14
               Richard E. Best                              250,323.45
               Amber Best                                    31,223.14
               Marshall W. Best                             250,323.45
               Tracey Best                                   31,223.14
               Walter E. Best as the trustee of
               the Walter E. Best Revocable
               Trust                                      3,532,521.46
               Dona J. Best as the trustee of
               the Dona J. Best Revocable
               Trust                                        144,272.44
                                                         -------------
               Total                                     $4,521,433.67
                                                         -------------
                                                         -------------


     Second, the Registrant acquired a two and one-half percent (2.5%) interest in the Partnership directly from the Partnership for $1,061,191.92.

     The total assets of the Partnership (which has no material liabilities) are $6,571,711.60. Russell C. Best, President of the Registrant and a member of the Registrant's Board of Directors, and Walter E. Best Company, Inc., an affiliated corporation the voting shares of which are all owned by Russell C. Best, are the holders of the remaining thirteen percent (13%) interest in the Partnership, which thirteen percent (13%) interest represents the entire voting interests of the Partnership.

     On February 15, 1995, the Partnership acquired shares of capital stock in Frank E. Best Inc., and Best Universal Lock Co., each an affiliated corporation of the Registrant, for the aggregate purchase price of $1,061,191.92. The sellers of such shares and the purchase price paid for the shares of these corporations are as follows:



          Frank E. Best, Inc.                          Purchase
          (Common Shares)                                Price
          ------------------------------------------------------------
               Walter E. Best                           $       293.60
               Robert W. Best                                43,746.40
               Richard E. Best                               43,658.32
               Marshall W. Best                              43,658.32
               The Huntington Trust Company,
               NA as the trustee of the Walter
               E. Best Irrevocable Trust                    349,119.76
                                                        --------------
               Total                                    $   480,476.40
                                                        --------------
                                                        --------------


          Best Universal Lock Co.                           Purchase
          (Common Shares)                                     Price
          ------------------------------------------------------------
               Walter E. Best                          $        329.80
               Robert W. Best                               140,362.88
               Richard E. Best                              140,362.88
               Marshall W. Best                             140,362.88
               Dona J. Best as the trustee of
               the Dona J. Best Revocable
               Trust                                        158,172.08
                                                        --------------
               Total                                       $579,590.52
                                                        --------------
                                                        --------------



          Best Universal Lock Co.                           Purchase
          (Preferred Shares)                                  Price
          ------------------------------------------------------------
               Robert W. Best                               $   375.00
               Richard E. Best                                  375.00
               Marshall W. Best                                 375.00
                                                            ----------
               Total                                         $1,125.00
                                                            ----------
                                                            ----------

     Also, on February 15, 1995, the Registrant acquired shares of its own common stock at an aggregate purchase price of $2,595,670.00. The sellers of such shares and the purchase price for such shares are as follows:


          Best Lock Corporation                        Purchase
          (Common Shares)                                Amount
          ------------------------------------------------------------

               Walter E. Best                            $      770.00
               Robert W. Best                               734,195.00
               Richard E. Best                              649,495.00
               Marshall W. Best                             649,495.00
               Dona J. Best as the trustee of
               the Dona J. Best Revocable
               Trust                                        561,715.00
                                                         -------------
               Total                                     $2,595,670.00
                                                         -------------
                                                         -------------

     The relationships among the parties are as follows: Prior to February 15, 1995, Walter E. Best was President, Chairman, and a member of the Board of Directors of each of Registrant, Best Universal Lock Co., Frank E. Best, Inc. and Walter E. Best Company, Inc. He is the father of the Registrant's current President, Russell C. Best, Robert W. Best, Richard E. Best and Marshall
W. Best. Prior to February 15, 1995, Robert W. Best was Assistant to the President of the Registrant He is a brother of the Registrant's current President, Russell C. Best. Prior to February 15, 1995, Richard E. Best was a Vice President of Registrant He also is a brother of the Registrant's current President, Russell C. Best. Prior to February 15, 1995, Marshall W. Best was a Vice President of Registrant. He also is a brother of the Registrant's current President, Russell C. Best. The Walter E. Best Revocable Trust is a revocable trust established by Walter E. Best. The Dona J. Best Revocable Trust is a revocable trust established by Dona J. Best who is the mother of Russell C. Best. Denise Best is the spouse of Robert W. Best; Amber Best is the spouse of Richard E. Best; and Tracey Best is the spouse of Marshall W. Best.

     The purchase price of the shares of Frank E. Best, Inc., Best Universal Lock Co. and Registrant were based on the respective appraised values of such shares as of December 31, 1993 as determined by an independent appraiser, Sigurd R. Wendin & Associates, Inc. of Birmingham, Michigan.

     The Registrant's acquisition of its interest in the Partnership and its redemption of its own common shares were funded through a line of credit obtained by Registrant from Huntington National Bank of Indianapolis, Indiana.

     The series of transactions described above was approved unanimously by the Registrant's Board of Directors and was undertaken pursuant to an Agreement dated February 15, 1995. (See Item No. 5 below.) An opinion was rendered by Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Registrant's Board of Directors that the settlement transactions were fair to the Registrant.


Item 5.  Other Events.

     Registrant has settled all claims arising from a derivative action threatened against it by a director, as well as all claims against the Registrant's Chief Executive Officer and another officer. The material components of the settlement include: (i) the resignation of Walter E.
Best from the Board of Directors and as President of each of Registrant, Best Universal Lock Co., Frank E. Best, Inc., and Walter E. Best Company, Inc.; (ii) the resignations of Richard E. Best and Marshall W. Best as officers and employees of Registrant and the resignation of Robert W. Best as an employee of Registrant; (iii) the payment of the total sum of $2,134,349.32 as severance and vacation and bonus day payments to Walter E. Best, Robert W. Best, Richard
E. Best, Marshall W. Best  and Edwina McLemore, an employee of the Registrant;
(iv) the payment of the total sum of $1,240,000.00 in exchange for covenants not to compete from Walter E. Best, Robert W. Best, Richard E. Best and Marshall W. Best; and (v) the payment of the total sum of $8,178,295.59 for the acquisition of shares of the Registrant, shares of Frank E. Best, Inc., shares of Best Universal Lock Co. and interests in the Partnership from: (i) Walter E. Best; (ii) Robert W. Best, Richard E. Best, Marshall W. Best and their spouses; (iii) the Walter E. Best Revocable Trust; (iv) the Dona J. Best Revocable Trust; and (v) the Walter E. Best Irrevocable Trust. (See Item 2 above for details).


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEST LOCK CORPORATION



Date:  2-24-95                           /s/ Russell C. Best
     ------------                        -----------------------------------
                                         Russell C. Best
                                         President and Chief Executive Officer,
                                         Best Lock Corporation